UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-08031
Seligman Value Fund Series, Inc.

(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices)                      (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.
Annual Report

Annual Report

Columbia Select Value Funds

Columbia Select Large-Cap Value Fund
(formerly known as Seligman Large-Cap Value Fund)

Columbia Select Smaller-Cap Value Fund
(formerly known as Seligman Smaller-Cap Value Fund)

Annual Report for the Period Ended
December 31, 2010

Each Fund seeks to provide shareholders with long-term capital appreciation.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Columbia Select Large-Cap Value Fund	3

Columbia Select Smaller-Cap Value Fund	6

Manager Commentary	9

The Funds’ Long-term Performance	20

Fund Expenses Examples	24

Portfolio of Investments	29

Statements of Assets and Liabilities	42

Statements of Operations	44

Statements of Changes in Net Assets	46

Financial Highlights	49

Notes to Financial Statements	63

Report of Independent Registered Public Accounting Firm	83

Federal Income Tax Information	85

Board Members and Officers	86

Proxy Voting	92

Approval of Investment Management Services Agreement	92

Results of Meeting of Shareholders	92

See the Funds’ prospectus for risks associated with investing in the Funds.

2  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Your Fund at a Glance

Columbia Select Large-Cap Value Fund

FUND SUMMARY

>	Columbia Select Large-Cap Value Fund (the Fund) Class A shares gained 20.21% (excluding sales charge) for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell 1000® Value Index, which rose 15.51% during the same 12-month period.

>	The Fund outperformed the broad U.S. equity market, as represented by the Standard & Poors (S&P) 500 Index, which advanced 15.06% for the 12-month period.

>	The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which increased 13.02% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
Columbia Select Large-Cap Value Fund Class A (excluding sales charge)	+20.21%	-1.63%	+3.22%	+2.40%

Russell 1000 Value Index (unmanaged)	+15.51%	-4.42%	+1.28%	+3.26%

S&P 500 Index (unmanaged)	+15.06%	-2.86%	+2.29%	+1.41%

Lipper Large-Cap Value Funds Index (unmanaged)	+13.02%	-3.82%	+1.52%	+1.89%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

Columbia Select Large-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2010
					Since
Without sales charge	1 year	3 years	5 years	10 years	Inception*
Class A (inception 4/25/97)	+20.21%	-1.63%	+3.22%	+2.40%	N/A

Class B (inception 4/25/97)	+19.30%	-2.39%	+2.45%	+1.63%	N/A

Class C (inception 5/27/99)	+19.37%	-2.32%	+2.49%	+1.64%	N/A

Class I (inception 8/3/09)	+20.80%	N/A	N/A	N/A	+21.06%

Class R** (inception 4/30/03)	+19.91%	-1.92%	+2.93%	N/A	+8.86%

Class R4 (inception 8/3/09)	+20.50%	N/A	N/A	N/A	+20.76%

Class R5 (inception 11/30/01)	+20.73%	-1.14%	+3.78%	N/A	+4.52%

Class W (inception 9/27/10)	N/A	N/A	N/A	N/A	+12.80	%***

Class Z (inception 9/27/10)	N/A	N/A	N/A	N/A	+12.88	%***

With sales charge
Class A (inception 4/25/97)	+13.30%	-3.56%	+2.01%	+1.80%	N/A

Class B (inception 4/25/97)	+14.30%	-3.36%	+2.08%	+1.63%	N/A

Class C (inception 5/27/99)	+18.37%	-2.32%	+2.49%	+1.64%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4, Class R5, Class W and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.
**	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
***	Not annualized.

4  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Large-Cap Value Fund

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  5

Your Fund at a Glance

Columbia Select Smaller-Cap Value Fund

FUND SUMMARY

>	Columbia Select Smaller-Cap Value Fund (the Fund) Class A shares increased 26.85% (excluding sales charge) for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell 2000® Value Index, which rose 24.50% during the same 12-month period.

>	The Fund also outperformed the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index, which increased 25.71% and 25.74%, respectively, during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
Columbia Select Smaller-Cap Value Fund Class A (excluding sales charge)	+26.85%	+0.58%	+5.59%	+8.16%

Russell 2000 Value Index (unmanaged)	+24.50%	+2.19%	+3.52%	+8.42%

Lipper Small-Cap Core Funds Index (unmanaged)	+25.71%	+2.88%	+4.76%	+6.95%

Lipper Small-Cap Value Funds Index (unmanaged)	+25.74%	+3.96%	+4.66%	+9.60%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

6  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS

at Dec. 31, 2010
					Since
Without sales charge	1 year	3 years	5 years	10 years	Inception*
Class A (inception 4/25/97)	+26.85%	+0.58%	+5.59%	+8.16%	N/A

Class B (inception 4/25/97)	+25.92%	-0.17%	+4.81%	+7.35%	N/A

Class C (inception 5/27/99)	+25.87%	-0.13%	+4.83%	+7.36%	N/A

Class I (inception 8/3/09)	+27.49%	N/A	N/A	N/A	+29.18%

Class R** (inception 4/30/03)	+26.48%	+0.31%	+5.31%	N/A	+10.12%

Class R4 (inception 8/3/09)	+26.99%	N/A	N/A	N/A	+28.75%

Class R5 (inception 11/30/01)	+27.42%	+1.17%	+6.20%	N/A	+8.65%

Class Z (inception 9/27/10)	N/A	N/A	N/A	N/A	+16.43	%***

With sales charge
Class A (inception 4/25/97)	+19.54%	-1.38%	+4.34%	+7.52%	N/A

Class B (inception 4/25/97)	+20.92%	-1.16%	+4.50%	+7.35%	N/A

Class C (inception 5/27/99)	+24.87%	-0.13%	+4.83%	+7.36%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I, Class R, Class R4, Class R5 and Class Z shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.
**	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
***	Not annualized.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  7

Your Fund at a Glance (continued)

Columbia Select Smaller-Cap Value Fund

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

8  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Manager Commentary

Effective Sept. 27, 2010, Seligman Large-Cap Value Fund was renamed Columbia Select Large-Cap Value Fund.

Dear Shareholder,

Columbia Select Large-Cap Value Fund (the Fund) Class A shares advanced 20.21% (excluding sales charge) for the 12-month period ended Dec. 31, 2010. The Fund outperformed its benchmark, the Russell 1000® Value Index (Russell Index), which gained 15.51% during the same period. The Fund outperformed the broad U.S. equity market, as measured by the Standard & Poor’s (S&P) 500 Index, which gained 15.06% during the 12-month period. The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which returned 13.02% during the same period.

Significant performance factors
The Fund had a strong year, significantly outperforming the Russell Index. We attribute the favorable performance to the high quality of companies and management represented in the Fund’s portfolio.

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	10.2%

Consumer Staples	12.3%

Energy	14.5%

Financials	26.9%

Health Care	8.9%

Industrials	13.0%

Information Technology	3.1%

Materials	7.6%

Utilities	3.3%

Other(2)	0.2%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

Overall, the Fund had substantial exposure to cyclical companies relative to the Russell Index, particularly industrials and materials stocks. This was advantageous for the Fund’s investment results as these sectors responded well to the economic rebound.

Though the Fund had a sizable allocation to financials, its position was smaller than that of the Russell Index. This underweight was beneficial given the very weak performance of financial companies in 2010. Even more important to results, however, was that the Fund’s financial holdings outperformed those in the Russell Index. The Fund had less invested in banks and more in insurance companies, which generally performed better for the year. There were some individual detractors within the financials segment, including Bank of America, JPMorgan Chase and Morgan Stanley, but overall the Fund’s performance in the sector was very strong.

Exposure to the stocks of retail companies also aided the Fund’s performance relative to the Russell Index. Select retail segments, particularly higher end retailers such as Nordstrom, performed well during the year.

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Bank of America Corp.	4.8%

JPMorgan Chase & Co.	4.5%

Unum Group	3.6%

Humana, Inc.	3.6%

U.S. Bancorp	3.5%

Tyson Foods, Inc., Class A	3.4%

The AES Corp.	3.3%

Valero Energy Corp.	3.2%

The Williams Companies, Inc.	3.2%

MetLife, Inc.	3.2%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

10  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Chemical company DuPont delivered the Fund’s largest gain for the year. New management, effective business execution and an improving economy all supported the stock’s significant performance. Additional contributors included railroad stocks Union Pacific and CSX. Railroads, in general, have been operating successfully, controlling costs and raising their rates in response to the improving economy. Consumer staples stock Tyson Foods was another strong performer, with much of its gain coming in the fourth quarter.

Not holding stocks in certain areas hampered results relative to the Russell Index. The Fund had no holdings in real estate investment trusts (REITs), utilities or telephone stocks, all areas that performed relatively well in 2010.

Changes to the Fund’s portfolio
We made only one notable change to the portfolio this year. We sold Caterpillar and used the proceeds to increase the Fund’s energy weight by buying integrated energy company ConocoPhillips.

In terms of sector positioning, the Fund ended the year with significantly larger weightings in materials and industrials than the Russell Index. Both are cyclical sectors that we think will continue to benefit from the improving economic environment. The Fund also had a larger consumer discretionary weighting than the Russell Index. We believe that, as long as the economy continues to improve and there is some job creation, consumer confidence will improve and pent-up demand may lead to increased spending. Though we have not seen sizable employment gains yet, there has already been improvement in some retail areas. As of the close of the reporting period, the Fund’s

We believe that, as long as the economy continues to improve and there is some job creation, consumer confidence will improve and pent-up demand may lead to increased spending.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  11

Manager Commentary (continued)

allocations to consumer staples and energy were also larger than those of the Russell Index.

Key underweights relative to the Russell Index included telecommunication services, where the Fund has no exposure, as well as health care, utilities and information technology. As value managers, we are currently very cautious in the health care sector and though health care stocks are not currently very expensive, we still do not see much potential there. Our view of information technology is favorable and, at present, we are investigating opportunities in the sector. We believe technology stocks may benefit from fairly strong capital spending and we would consider adding to the Fund’s information technology position if we identify a suitable, attractively priced stock.

Our future strategy
We are currently optimistic about the equity market and are comfortable with the Fund’s current positioning. We think the economy will continue to improve and that gross domestic product growth will accelerate. Though we have seen inflation in commodities, it has not translated to inflation in wages, which can be a concern. We believe wage inflation seems unlikely in the near term given that unemployment provides plenty of capacity for job growth. We do not think the Federal Reserve will tighten its monetary policy in 2011, but we do think yields in the bond market could begin to rise if the economy accelerates. Consequently, we think the advantages of owning bonds have waned.

Corporate profitability remains strong. We think companies have room for further cost containment and with even a little top line growth, profits can continue to rise. Based on forecasted earnings for S&P 500 Index companies and given low interest rates and inflation, we think equities were about 20% undervalued at fiscal year-end.

We consider the current environment favorable for equities. The economy has been stimulated, interest rates and inflation are still low and equities, in our view, appear attractive compared to other investment alternatives.

Neil Eigen	Richard Rosen
Portfolio Manager	Portfolio Manager

12  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  13

Manager Commentary

Effective Sept. 27, 2010, Seligman Smaller-Cap Value Fund was renamed Columbia Select Smaller-Cap Value Fund.

Dear Shareholder,

Columbia Select Smaller-Cap Value Fund (the Fund) Class A shares advanced 26.85% (excluding sales charge) for the 12-month period ended Dec. 31, 2010. The Fund outperformed its benchmark, the Russell 2000® Value Index (Russell Index), which advanced 24.50% during the same period. The Fund also outperformed the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index, which increased 25.71% and 25.74%, respectively, during the same period.

Significant performance factors
The small-cap equity market returned strong results once again in 2010. Investors have been expecting large-cap stocks to take the market leadership away from small-caps, but the small-cap universe has continued to perform well. The Fund capitalized on the strong performance of its universe, outperforming the Russell Index and its peers.

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	12.2%

Consumer Staples	7.0%

Energy	4.2%

Financials	15.8%

Health Care	3.7%

Industrials	31.9%

Information Technology	20.4%

Materials	4.7%

Other(2)	0.1%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

14  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

In the industrials sector, both stock selection and having a larger weighting than the Russell Index had a notable positive effect on results for the year. Within the sector, truck manufacturer Navistar International was a significant individual contributor, as were connector and cable maker Belden and battery maker EnerSys.

Positioning in the technology sector had a significant positive effect on results. Compared to the Russell Index, the Fund has been overweighted in information technology for the last few years because we recognized the attractive values in the sector. Stock selection in technology was particularly strong, led by communications equipment company F5 Networks, whose stock more than doubled in price during the year.

Other individual stocks that added to relative performance include nutrition and weight control company Herbalife, the Sotheby’s auction house and United Continental Holdings. Western restaurant chain Texas Roadhouse also performed well as consumers resumed eating at restaurants again.

The most notable detractor to the Fund’s results during the year was our avoidance of including regional banks in the portfolio, which affected

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Cypress Semiconductor Corp.	3.7%

Quest Software, Inc.	3.5%

ON Semiconductor Corp.	3.5%

Belden, Inc.	3.4%

EnerSys	3.3%

Texas Roadhouse, Inc.	3.3%

Sotheby’s	3.1%

Lawson Software, Inc.	3.1%

Varian Semiconductor Equipment Associates, Inc.	3.1%

United Continental Holdings, Inc.	3.0%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  15

Manager Commentary (continued)

performance in the second half of the year. We are not afraid to underweight industries and sectors if we do not see great value in individual franchises or if we do not believe the companies are showing signs of improvement. This year, we consciously elected to avoid banks and owned insurance companies instead. As investors focused on the improving economy in the second half of the year, bank stocks appreciated. Though banks are doing somewhat better and may even see some consolidation in the group, we question how much acquiring banks will be willing to pay and are, therefore, concerned that there may be little room for further price gains. As for small-cap financials in general, they don’t typically perform as well as other areas over longer periods of time, so we are comfortable keeping the Fund’s allocation significantly smaller than that of the Russell Index.

For the fiscal year, the Fund’s largest individual detractor was Aegean Marine Petroleum Network, a company that owns bunkering ships to refuel larger ships and tankers on the high seas. This company has state-of-the-art ships and little competition, but high expenses and inability to raise prices were disadvantages this year. We think the company’s prospects will significantly improve as better economic growth brings more ocean commerce.

Changes to the Fund’s portfolio
Transactions within the Fund over the past year provide good insight into how we apply our investment strategy. If we believe companies are getting better, we typically will hold on to the investment. We tend to cull stocks that we do not believe are going to grow further either because our investment rationale has already come to fruition or is not progressing as we expected. We strive to buy stocks that we believe can add value to the portfolio for a number of years, often within industries that other investors do not currently like. We made several sales during the past year, including fast food chain Burger King and lower end retail chain Fred’s. Also during the year, health care technology company Eclipsys was taken over by Allscripts.

We added American Axle & Manufacturing to the portfolio. In our view, this auto parts maker is currently a very inexpensive stock that provides exposure to a resurgence of the U.S. auto industry. We also bought chemical company Cytec Industries. Its stock price dropped

16  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

precipitously on poor earnings numbers, giving us an attractive buying opportunity. We added Lennar after carefully evaluating where there was value in the homebuilding sector and when it might be realized. Lennar’s financial situation was, in our view, healthy and the company was not suffering as much as other homebuilders. Our timing was right and the stock has benefited the Fund’s results. We also added Douglas Dynamics, a snow plow maker that has capitalized on the large amount of snow the U.S. has been experiencing.

Our future strategy
We are currently optimistic about the equity market and are comfortable with the Fund’s current positioning. We think the economy will continue to improve and that gross domestic product growth will accelerate. Though we have seen inflation in commodities, it has not translated to inflation in wages, which can be a concern. We believe wage inflation seems unlikely in the near term given that unemployment provides plenty of capacity for job growth. We do not think the Federal Reserve will tighten monetary policy in 2011, but we do think yields in the bond market could begin to rise if the economy accelerates. Consequently, we think the advantages of owning bonds have waned.

Equities, in our view, appear very attractive compared to other investment alternatives. Corporate profitability remains strong. We think companies have room for further cost containment and with even a little top line growth, profits can continue to rise.

A comparison of equity valuations suggests, in our view, that small-cap stocks are cheaper than large-

The small-cap equity market returned strong results once again in 2010. Investors have been expecting large-cap stocks to take the market leadership away from small-caps, but the small-cap universe has continued to perform well.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  17

Manager Commentary (continued)

cap stocks. We think small-cap companies likely have greater ability to grow earnings than many large-cap companies, so we believe there is still excellent value in this universe. We currently believe many quality small-cap stocks are undervalued and we continue to find plenty of attractive opportunities for the Fund.

Neil Eigen	Richard Rosen
Portfolio Manager	Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

18  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

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The Fund’s Long-term Performance

Columbia Select Large-Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Select Large-Cap Value Fund Class A shares (from 1/1/01 to 12/31/10) as compared to the performance of the Russell 1000® Value Index, the S&P 500 Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Columbia Select Large-Cap Value Fund (includes sales charge)
Class A Cumulative value of $10,000	$11,330	$8,970	$11,044	$11,946

Average annual total return	+13.30%	-3.56%	+2.01%	+1.80%

Russell 1000 Value Index(1)
Cumulative value of $10,000	$11,551	$8,731	$10,654	$13,779

Average annual total return	+15.51%	-4.42%	+1.28%	+3.26%

S&P 500 Index(2)
Cumulative value of $10,000	$11,506	$9,168	$11,199	$11,508

Average annual total return	+15.06%	-2.86%	+2.29%	+1.41%

Lipper Large-Cap Value Funds Index(3)
Cumulative value of $10,000	$11,302	$8,898	$10,783	$12,063

Average annual total return	+13.02%	-3.82%	+1.52%	+1.89%

Results for other share classes can be found on page 4.

20  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

(1)	The Russell 1000® Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3)	The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  21

The Fund’s Long-term Performance

Columbia Select Smaller-Cap Value Fund

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Select Smaller-Cap Value Fund Class A shares (from 1/1/01 to 12/31/10) as compared to the performance of the Russell 2000® Value Index, the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Columbia Select Smaller-Cap Value Fund (includes sales charge)
Class A Cumulative value of $10,000	$11,954	$9,592	$12,366	$20,655

Average annual total return	+19.54%	-1.38%	+4.34%	+7.52%

Russell 2000 Value Index(1)
Cumulative value of $10,000	$12,450	$10,670	$11,887	$22,439

Average annual total return	+24.50%	+2.19%	+3.52%	+8.42%

Lipper Small-Cap Core Funds Index(2)
Cumulative value of $10,000	$12,571	$10,890	$12,621	$19,587

Average annual total return	+25.71%	+2.88%	+4.76%	+6.95%

Lipper Small-Cap Value Funds Index(3)
Cumulative value of $10,000	$12,574	$11,236	$12,559	$25,003

Average annual total return	+25.74%	+3.96%	+4.66%	+9.60%

Results for other share classes can be found on page 7.

22  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

(1)	The Russell 2000® Value Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.
(3)	The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index’s returns include net reinvested dividends.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  23

Fund Expenses Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Large-Cap Value Fund

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010(a)	Dec. 31, 2010	the period(b)		expense ratio
Class A

Actual(c)	$1,000	$1,240.40	$7.62	(d)	1.35%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87	(d)	1.35%(d	)

Class B

Actual(c)	$1,000	$1,235.50	$11.83	(d)	2.10%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,014.62	$10.66	(d)	2.10%(d	)

Class C

Actual(c)	$1,000	$1,236.20	$11.84	(d)	2.10%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,014.62	$10.66	(d)	2.10%(d	)

Class I

Actual(c)	$1,000	$1,243.50	$5.26	(d)	.93% (d	)

Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74	(d)	.93% (d	)

Class R

Actual(c)	$1,000	$1,238.70	$9.14	(d)	1.62%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,017.04	$8.24	(d)	1.62%(d	)

Class R4

Actual(c)	$1,000	$1,241.50	$6.78	(d)	1.20%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,019.16	$6.11	(d)	1.20%(d	)

Class R5

Actual(c)	$1,000	$1,242.80	$5.71	(d)	1.01%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.14	(d)	1.01%(d	)

Class W

Actual(e)	$1,000	$1,128.00	$6.37	(d)	2.30%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,013.61	$11.67	(d)	2.30%(d	)

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  25

Fund Expenses Examples (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010(a)	Dec. 31, 2010	the period(b)		expense ratio
Class Z

Actual(e)	$1,000	$1,128.80	$3.08	(d)	1.11%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.65	(d)	1.11%(d	)

(a)	The beginning values for Class W and Class Z are as of Sept. 27, 2010 (when shares became available) for actual expense calculations.
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses for Class W and Class Z are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 95/365 (to reflect the number of days in the period).
(c)	Based on the actual return for the six months ended Dec. 31, 2010: +24.04% for Class A, +23.55% for Class B, +23.62% for Class C, +24.35% for Class I, +23.87% for Class R, +24.15% for Class R4 and +24.28% for Class R5.
(d)	Columbia Management Investment Advisers, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 0.87% for Class I, 1.51% for Class R, 1.17% for Class R4, 0.92% for Class R5, 1.26% for Class W and 1.01% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective March 1, 2011. Had this change been in place for the entire six month period ended Dec. 31, 2010, the actual expenses paid would have been $7.12 for Class A, $11.33 for Class B, $11.33 for Class C, $4.92 for Class I, $8.52 for Class R, $6.61 for Class R4, $5.20 for Class R5, $3.49 for Class W and $2.80 for Class Z; the hypothetical expenses paid would have been $6.41 for Class A, $10.21 for Class B, $10.21 for Class C, $4.43 for Class I, $7.68 for Class R, $5.96 for Class R4, $4.69 for Class R5, $6.41 for Class W and $5.14 for Class Z.
(e)	Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Dec. 31, 2010: +12.80% for Class W and +12.88% for Class Z.

26  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010(a)	Dec. 31, 2010	the period(b)		expense ratio
Class A

Actual(c)	$1,000	$1,304.70	$7.73	(d)	1.33%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.77	(d)	1.33%(d	)

Class B

Actual(c)	$1,000	$1,300.00	$12.17	(d)	2.10%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,014.62	$10.66	(d)	2.10%(d	)

Class C

Actual(c)	$1,000	$1,300.60	$12.12	(d)	2.09%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,014.67	$10.61	(d)	2.09%(d	)

Class I

Actual(c)	$1,000	$1,308.20	$5.12	(d)	.88% (d	)

Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48	(d)	.88% (d	)

Class R

Actual(c)	$1,000	$1,302.80	$9.52	(d)	1.64%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,016.94	$8.34	(d)	1.64%(d	)

Class R4

Actual(c)	$1,000	$1,306.10	$6.86	(d)	1.18%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,019.26	$6.01	(d)	1.18%(d	)

Class R5

Actual(c)	$1,000	$1,308.50	$5.41	(d)	.93%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74	(d)	.93%(d	)

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  27

Fund Expenses Examples (continued)

	Beginning	Ending	Expenses
	account value	account value	paid during		Annualized
	July 1, 2010(a)	Dec. 31, 2010	the period(b)		expense ratio
Class Z

Actual(e)	$1,000	$1,164.30	$2.87	(d)	1.02%(d	)

Hypothetical (5% return before expenses)	$1,000	$1,020.06	$5.19	(d)	1.02%(d	)

(a)	The beginning value for Class Z is as of Sept. 27, 2010 (when shares became available) for the actual expense calculation.
(b)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 95/365 (to reflect the number of days in the period).
(c)	Based on the actual return for the six months ended Dec. 31, 2010: +30.47% for Class A, +30.00% for Class B, +30.06% for Class C, +30.82% for Class I, +30.28% for Class R, +30.61% for Class R4 and +30.85% for Class R5.
(d)	The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, 1.00% for Class I, 1.70% for Class R, 1.30% for Class R4, 1.05% for Class R5 and 1.20% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective April 1, 2011. Had this change been in place for the entire six month period ended Dec. 31, 2010, the actual expenses paid would have been $8.42 for Class A, $12.75 for Class B, $12.76 for Class C, $5.82 for Class I, $9.87 for Class R, $7.56 for Class R4, $6.11 for Class R5 and $3.38 for Class Z; the hypothetical expenses paid would have been $7.37 for Class A, $11.17 for Class B, $11.17 for Class C, $5.09 for Class I, $8.64 for Class R, $6.61 for Class R4, $5.35 for Class R5 and $6.11 for Class Z.
(e)	Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Dec. 31, 2010 of +16.43% for Class Z.

28  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments

Columbia Select Large-Cap Value Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (99.8%)
Issuer	Shares		Value(a)

Aerospace & Defense (7.7%)
General Dynamics Corp.	140,000		$9,934,400
Honeywell International, Inc.	230,000		12,226,800
United Technologies Corp.	130,000		10,233,600

Total			32,394,800

Capital Markets (2.6%)
Morgan Stanley	400,000		10,884,000

Chemicals (7.6%)
EI du Pont de Nemours & Co.	230,000		11,472,400
Praxair, Inc.	100,000	(c)	9,547,000
The Sherwin-Williams Co.	135,000	(c)	11,306,250

Total			32,325,650

Commercial Banks (3.5%)
U.S. Bancorp	550,000		14,833,500

Communications Equipment (3.1%)
Juniper Networks, Inc.	350,000	(b,c)	12,922,000

Diversified Financial Services (9.3%)
Bank of America Corp.	1,530,000		20,410,200
JPMorgan Chase & Co.	450,000		19,089,000

Total			39,499,200

Food & Staples Retailing (3.7%)
Costco Wholesale Corp.	155,000		11,192,550
Wal-Mart Stores, Inc.	85,000		4,584,050

Total			15,776,600

Food Products (3.4%)
Tyson Foods, Inc., Class A	830,000		14,292,600

Health Care Equipment & Supplies (2.9%)
Baxter International, Inc.	240,000		12,148,800

Health Care Providers & Services (3.6%)
Humana, Inc.	275,000	(b)	15,053,500

Independent Power Producers & Energy Traders (3.3%)
The AES Corp.	1,160,000	(b)	14,128,800

Insurance (11.5%)
MetLife, Inc.	300,000		13,332,000
Prudential Financial, Inc.	190,000		11,154,900
The Travelers Companies, Inc.	160,000		8,913,600
Unum Group	630,000		15,258,600

Total			48,659,100

Multiline Retail (5.2%)
JC Penney Co., Inc.	360,000		11,631,600
Nordstrom, Inc.	245,000	(c)	10,383,100

Total			22,014,700

Oil, Gas & Consumable Fuels (14.5%)
Chevron Corp.	120,000		10,950,000
ConocoPhillips	180,000		12,258,000
Marathon Oil Corp.	300,000		11,109,000
The Williams Companies, Inc.	550,000		13,596,000
Valero Energy Corp.	590,000		13,640,800

Total			61,553,800

Pharmaceuticals (2.4%)
Bristol-Myers Squibb Co.	390,000	(c)	10,327,200

Road & Rail (5.3%)
CSX Corp.	185,000		11,952,850
Union Pacific Corp.	115,000		10,655,900

Total			22,608,750

See accompanying Notes to Portfolio of Investments.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  29

Portfolio of Investments (continued)
Columbia Select Large-Cap Value Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Specialty Retail (5.0%)
Lowe’s Companies, Inc.	500,000		$12,540,000
The Gap, Inc.	390,000		8,634,600

Total			21,174,600

Tobacco (5.2%)
Altria Group, Inc.	460,000		11,325,200
Philip Morris International, Inc.	180,000		10,535,400

Total			21,860,600

Total Common Stocks
(Cost: $347,565,111)			$422,458,200

Money Market Fund (0.2%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	735,412	(e)	$735,412

Total Money Market Fund
(Cost: $735,412)			$735,412

Investments of Cash Collateral Received for Securities on Loan (6.0%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Certificates of Deposit (1.4%)
Erste Bank der Oesterreichischen Sparkassen AG
01-18-11	0.430%	$1,000,000	$1,000,000
KBC Bank NV
01-20-11	0.450	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp.
01-12-11	0.300	2,000,000	2,000,000
United Overseas Bank Ltd.
02-22-11	0.340	2,000,000	2,000,000

Total			6,000,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (4.6%)(d)
Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$5,000,167	0.400%	$5,000,000	$5,000,000
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$4,344,643	0.170	4,344,582	4,344,582
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$10,000,208	0.250	10,000,000	10,000,000

Total			19,344,582

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $25,344,582)			$25,344,582

Total Investments in Securities
(Cost: $373,645,105)(f)			$448,538,194

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	At Dec. 31, 2010, security was partially or fully on loan. See Note 6 to the financial statements.

30  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Large-Cap Value Fund

Notes to Portfolio of Investments (continued)

(d)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$160,155
Fannie Mae Pool	437,394
Fannie Mae Principal Strip	5,231
Fannie Mae REMICS	293,198
Federal Farm Credit Bank	272,685
Federal Home Loan Banks	488,537
Federal Home Loan Mortgage Corp	36,653
Federal National Mortgage Association	423,596
FHLMC Structured Pass Through Securities	173,399
Freddie Mac Non Gold Pool	419,859
Freddie Mac Reference REMIC	2,826
Freddie Mac REMICS	257,696
Freddie Mac Strips	75,992
Ginnie Mae I Pool	49,118
Ginnie Mae II Pool	272,271
Government National Mortgage Association	109,545
United States Treasury Inflation Indexed Bonds	15,057
United States Treasury Note/Bond	1,196,525
United States Treasury Strip Coupon	357,636
United States Treasury Strip Principal	52,627

Total market value of collateral securities	$5,100,000

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$4,431,473

Total market value of collateral securities	$4,431,473

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  31

Portfolio of Investments (continued)
Columbia Select Large-Cap Value Fund

Notes to Portfolio of Investments (continued)

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value(a)
Federal Home Loan Banks	$925,654
Federal Home Loan Mortgage Corp	538,943
Federal National Mortgage Association	599,838
Government National Mortgage Association	8,135,594

Total market value of collateral securities	$10,200,029

(e)	Affiliated Money Market Fund — See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(f)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $377,416,392 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$75,557,372
Unrealized depreciation	(4,435,570)

Net unrealized appreciation	$71,121,802

32  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Large-Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  33

Portfolio of Investments (continued)
Columbia Select Large-Cap Value Fund

Fair Value Measurements (continued)

inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$422,458,200	$—	$—	$422,458,200

Total Equity Securities	422,458,200	—	—	422,458,200

Other
Affiliated Money Market Fund(c)	735,412	—	—	735,412
Investments of Cash Collateral Received for Securities on Loan	—	25,344,582	—	25,344,582

Total Other	735,412	25,344,582	—	26,079,994

Total	$423,193,612	$25,344,582	$—	$448,538,194

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

34  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Portfolio of Investments

Columbia Select Smaller-Cap Value Fund
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (98.5%)
Issuer	Shares		Value(a)

Aerospace & Defense (2.9%)
Cubic Corp.	305,006	(d)	$14,381,033

Airlines (5.8%)
Delta Air Lines, Inc.	1,110,000	(b)	13,986,000
United Continental Holdings, Inc.	620,000	(b,d)	14,768,400

Total			28,754,400

Auto Components (1.6%)
American Axle & Manufacturing Holdings, Inc.	600,000	(b,d)	7,716,000

Beverages (1.6%)
Central European Distribution Corp.	340,000	(b,d)	7,786,000

Chemicals (2.6%)
Cytec Industries, Inc.	40,600		2,154,236
Minerals Technologies, Inc.	165,000	(d)	10,792,650

Total			12,946,886

Commercial Services & Supplies (4.3%)
The Brink’s Co.	300,000		8,064,000
Waste Connections, Inc.	475,000		13,076,750

Total			21,140,750

Communications Equipment (1.5%)
F5 Networks, Inc.	55,000	(b,d)	7,158,800

Construction & Engineering (2.4%)
The Shaw Group, Inc.	340,000	(b)	11,638,200

Containers & Packaging (2.0%)
Owens-Illinois, Inc.	320,000	(b)	9,824,000

Diversified Consumer Services (3.0%)
Sotheby’s	330,000	(d)	14,850,000

Electrical Equipment (9.6%)
Belden, Inc.	450,000	(d)	16,569,000
EnerSys	500,000	(b,d)	16,060,000
Thomas & Betts Corp.	300,000	(b)	14,490,000

Total			47,119,000

Energy Equipment & Services (4.1%)
Exterran Holdings, Inc.	385,000	(b,d)	9,220,750
Tetra Technologies, Inc.	930,000	(b,d)	11,039,100

Total			20,259,850

Food Products (2.5%)
Smithfield Foods, Inc.	600,000	(b,d)	12,378,000

Health Care Equipment & Supplies (1.1%)
Analogic Corp.	110,000	(d)	5,446,100

Health Care Providers & Services (2.5%)
WellCare Health Plans, Inc.	415,034	(b,d)	12,542,327

Hotels, Restaurants & Leisure (5.8%)
Penn National Gaming, Inc.	355,000	(b,d)	12,478,250
Texas Roadhouse, Inc.	930,000	(b,d)	15,968,100

Total			28,446,350

Household Durables (1.7%)
Lennar Corp., Class A	435,000	(d)	8,156,250

Insurance (15.6%)
Aspen Insurance Holdings Ltd.	420,000	(c,d)	12,020,400
Endurance Specialty Holdings Ltd.	300,000	(c,d)	13,821,000
Infinity Property & Casualty Corp.	230,000	(d)	14,213,999
Lincoln National Corp.	510,000	(d)	14,183,100
The Hanover Insurance Group, Inc.	260,000	(d)	12,147,200

See accompanying Notes to Portfolio of Investments.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  35

Portfolio of Investments (continued)
Columbia Select Smaller-Cap Value Fund

Common Stocks (continued)
Issuer	Shares		Value(a)

Insurance (cont.)
WR Berkley Corp.	380,000	(d)	$10,404,400

Total			76,790,099

IT Services (2.1%)
CACI International, Inc., Class A	194,784	(b,d)	10,401,466

Machinery (4.5%)
Douglas Dynamics, Inc.	323,570	(d)	4,902,086
Mueller Industries, Inc.	355,000	(d)	11,608,500
Navistar International Corp.	97,000	(b,d)	5,617,270

Total			22,127,856

Personal Products (2.8%)
Herbalife Ltd.	200,000	(c)	13,674,000

Professional Services (1.1%)
School Specialty, Inc.	383,900	(b,d)	5,347,727

Semiconductors & Semiconductor Equipment (10.0%)
Cypress Semiconductor Corp.	954,989	(b,d)	17,743,696
ON Semiconductor Corp.	1,700,000	(b,d)	16,796,000
Varian Semiconductor Equipment Associates, Inc.	400,000	(b,d)	14,788,000

Total			49,327,696

Software (6.5%)
Lawson Software, Inc.	1,600,000	(b,d)	14,800,000
Quest Software, Inc.	620,000	(b,d)	17,198,800

Total			31,998,800

Transportation Infrastructure (0.9%)
Aegean Marine Petroleum Network, Inc.	409,000	(c)	4,265,870

Total Common Stocks
(Cost: $306,021,373)			$484,477,460

Money Market Fund (0.1%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	710,342	(e)	$710,342

Total Money Market Fund
(Cost: $710,342)			$710,342

Investments of Cash Collateral Received
for Securities on Loan (18.4%)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Asset-Backed Commercial Paper (0.2%)
Rheingold Securitization
01-10-11	0.430%	$999,630	$999,630

Certificates of Deposit (8.3%)
Banque et Caisse d’Epargne de l’Etat
02-22-11	0.300	1,998,468	1,998,468
Development Bank of Singapore Ltd.
01-25-11	0.310	2,000,000	2,000,000
DZ Bank AG
01-18-11	0.330	2,000,000	2,000,000
Erste Bank der Oesterreichischen Sparkassen AG
01-18-11	0.430	3,000,000	3,000,000
KBC Bank NV
01-20-11	0.450	4,000,000	4,000,000
Landesbank Hessen Thuringen
01-03-11	0.300	5,000,022	5,000,022
Mitsubishi UFJ Trust and Banking Corp.
01-06-11	0.330	3,000,000	3,000,000
N.V. Bank Nederlandse Gemeenten
01-27-11	0.330	2,000,000	2,000,000
Norinchukin Bank
02-08-11	0.330	3,000,000	3,000,000
Sumitomo Mitsui Banking Corp.
01-12-11	0.300	5,000,000	5,000,000
Sumitomo Trust & Banking Co., Ltd.
02-18-11	0.345	5,000,064	5,000,064
United Overseas Bank Ltd.
02-22-11	0.340	5,000,000	5,000,000

Total			40,998,554

See accompanying Notes to Portfolio of Investments.

36  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

Investments of Cash Collateral Received
for Securities on Loan (continued)
		Amount
	Effective	payable at
Issuer	yield	maturity	Value(a)

Commercial Paper (0.4%)
Suncorp Metway Ltd.
01-10-11	0.400%	$1,999,267	$1,999,267

Other Short-Term Obligations (0.4%)
Natixis Financial Products LLC
01-03-11	0.500	2,000,000	2,000,000

	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements (9.1%)(f)

Cantor Fitzgerald & Co. dated 12-31-10, matures 01-03-11, repurchase price
$10,000,333	0.400%	$10,000,000	$10,000,000
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$7,638,901	0.170	7,638,792	7,638,792
Merrill Lynch Government Securities Income dated 12-31-10, matures 01-03-11, repurchase price
$5,000,104	0.250	5,000,000	5,000,000
Merrill Lynch Pierce Fenner & Smith, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$20,000,417	0.250	20,000,000	20,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$2,000,050	0.300	2,000,000	2,000,000

Total			44,638,792

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $90,636,243)			$90,636,243

Total Investments in Securities
(Cost: $397,367,958)(g)			$575,824,045

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 8.91% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 6 to the financial statements.

(e)	Affiliated Money Market Fund — See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  37

Portfolio of Investments (continued)
Columbia Select Smaller-Cap Value Fund

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Cantor Fitzgerald & Co. (0.400%)
Security description	Value(a)
Fannie Mae Interest Strip	$320,311
Fannie Mae Pool	874,788
Fannie Mae Principal Strip	10,461
Fannie Mae REMICS	586,397
Federal Farm Credit Bank	545,370
Federal Home Loan Banks	977,074
Federal Home Loan Mortgage Corp	73,306
Federal National Mortgage Association	847,192
FHLMC Structured Pass Through Securities	346,798
Freddie Mac Non Gold Pool	839,719
Freddie Mac Reference REMIC	5,651
Freddie Mac REMICS	515,393
Freddie Mac Strips	151,984
Ginnie Mae I Pool	98,236
Ginnie Mae II Pool	544,541
Government National Mortgage Association	219,090
United States Treasury Inflation Indexed Bonds	30,114
United States Treasury Note/Bond	2,393,049
United States Treasury Strip Coupon	715,272
United States Treasury Strip Principal	105,254

Total market value of collateral securities	$10,200,000

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$7,791,568

Total market value of collateral securities	$7,791,568

Merrill Lynch Government Securities Income (0.250%)
Security description	Value(a)
Fannie Mae REMICS	$960,321
Freddie Mac REMICS	4,139,688

Total market value of collateral securities	$5,100,009

38  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

Notes to Portfolio of Investments (continued)

Merrill Lynch Pierce Fenner & Smith, Inc. (0.250%)
Security description	Value(a)
Federal Home Loan Banks	$1,851,309
Federal Home Loan Mortgage Corp	1,077,885
Federal National Mortgage Association	1,199,677
Government National Mortgage Association	16,271,187

Total market value of collateral securities	$20,400,058

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$73,306
Capital One Multi-Asset Execution Trust	268,197
Chase Issuance Trust	71,890
Citibank Credit Card Issuance Trust	167,941
Citibank Omni Master Trust	162,290
Discover Card Master Trust I	97,937
First Franklin Mortgage Loan Asset Backed Certificates	59,263
First National Master Note Trust	88,291
Ford Credit Auto Owner Trust	15,292
Freddie Mac Gold Pool	164,190
GS Mortgage Securities Corp II	66,716
HSBC Home Equity Loan Trust	187,801
Merrill Lynch/Countrywide Commercial Mortgage Trust	203,714
Nelnet Student Loan Trust	84,178
SLC Student Loan Trust	134,814
SLM Student Loan Trust	204,900
Structured Asset Investment Loan Trust	15,115
Wells Fargo Home Equity Trust	29,347

Total market value of collateral securities	$2,095,182

(g)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $398,196,120 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$186,510,965
Unrealized depreciation	(8,883,040)

Net unrealized appreciation	$177,627,925

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  39

Portfolio of Investments (continued)
Columbia Select Smaller-Cap Value Fund

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

40  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$484,477,460	$—	$—	$484,477,460

Total Equity Securities	484,477,460	—	—	484,477,460

Other
Affiliated Money Market Fund(c)	710,342	—	—	710,342
Investments of Cash Collateral Received for Securities on Loan	—	90,636,243	—	90,636,243

Total Other	710,342	90,636,243	—	91,346,585

Total	$485,187,802	$90,636,243	$—	$575,824,045

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;
(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;
(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and
(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  41

Statements of Assets and Liabilities

	Columbia Select	Columbia Select
	Large-Cap Value	Smaller-Cap Value
Dec. 31, 2010	Fund	Fund
Assets
Investments in securities, at value* (identified cost $347,565,111 and $306,021,373)	$422,458,200	$484,477,460
Affiliated money market fund (identified cost $735,412 and $710,342)	735,412	710,342
Investments of cash collateral received for securities on loan (identified cost $25,344,582 and $90,636,243)	25,344,582	90,636,243

Total investments in securities (identified cost $373,645,105 and $397,367,958)	448,538,194	575,824,045
Receivable from Investment Manager	—	3,172
Capital shares receivable	570,362	7,392,114
Dividends and accrued interest receivable	474,787	33,824

Total assets	449,583,343	583,253,155

Liabilities
Capital shares payable	637,579	697,098
Payable upon return of securities loaned	25,344,582	90,636,243
Accrued investment management services fee	8,756	12,495
Accrued distribution fees	3,563	4,971
Accrued transfer agency fees	98,463	40,369
Accrued administrative services fees	696	1,069
Accrued plan administration services fees	10	1,528
Other accrued expenses	221,709	226,179

Total liabilities	26,315,358	91,619,952

Net assets applicable to outstanding capital stock	$423,267,985	$491,633,203

42  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

		Columbia Select	Columbia Select
		Large-Cap Value	Smaller-Cap Value
Dec. 31, 2010		Fund	Fund
Represented by
Capital stock — $.001 par value		$28,901	$31,414
Additional paid-in capital		345,851,746	483,197,165
Undistributed net investment income/accumulated net investment loss		2,233,983	(12,605)
Accumulated net realized gain (loss)		260,266	(170,038,858)
Unrealized appreciation (depreciation) on investments		74,893,089	178,456,087

Total — representing net assets applicable to outstanding capital stock		$423,267,985	$491,633,203

*Value of securities on loan		$24,843,269	$88,209,214

Net assets applicable to outstanding shares:	Class A	$271,885,499	$380,847,868
	Class B	$5,137,640	$27,171,959
	Class C	$48,210,278	$51,712,432
	Class I	$72,970,868	$10,145,122
	Class R	$11,593,849	$15,733,006
	Class R4	$22,794	$3,600,908
	Class R5	$1,606,478	$2,288,845
	Class W	$11,832,803	N/A
	Class Z	$7,776	$133,063
Outstanding shares of capital stock:	Class A	18,489,466	23,841,335
	Class B	371,975	1,935,309
	Class C	3,486,175	3,678,639
	Class I	4,841,229	596,227
	Class R	796,565	1,007,228
	Class R4	1,514	212,534
	Class R5	106,463	134,582
	Class W	806,994	N/A
	Class Z	516	7,823
Net asset value per share:	Class A(1)	$14.70	$15.97
	Class B	$13.81	$14.04
	Class C	$13.83	$14.06
	Class I	$15.07	$17.02
	Class R	$14.55	$15.62
	Class R4	$15.06	$16.94
	Class R5	$15.09	$17.01
	Class W	$14.66	N/A
	Class Z	$15.07	$17.01

(1)	The maximum offering price per share for Class A for Columbia Select Large-Cap Value Fund and Columbia Select Smaller-Cap Value Fund is $15.60 and $16.94, respectively. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  43

Statements of Operations

	Columbia Select	Columbia Select
	Large-Cap Value	Smaller-Cap Value
Year ended Dec. 31, 2010	Fund	Fund
Investment income
Income:
Dividends	$7,227,867	$1,959,671
Income distributions from affiliated money market fund	2,098	831
Income from securities lending — net	33,138	92,983

Total income	7,263,103	2,053,485

Expenses:
Investment management services fee	2,692,204	3,887,422
Distribution fees
Class A	595,416	788,513
Class B	54,039	289,567
Class C	440,051	474,722
Class R	48,853	62,026
Class R3	9	10
Class W	651	N/A
Transfer agency fees
Class A	501,166	1,023,478
Class B	12,447	102,040
Class C	97,209	160,799
Class R	7,929	14,880
Class R3	2	2
Class R4	11	1,181
Class R5	435	959
Class W	77	N/A
Class Z	1	9
Administrative services fees	213,950	332,614
Plan administration services fees
Class R	16,015	19,519
Class R3	9	10
Class R4	56	6,069
Compensation of board members	9,823	11,962
Custodian fees	9,120	9,597
Printing and postage	75,336	66,119
Registration fees	134,561	104,943
Professional fees	35,754	34,897
Other	90,665	59,480

Total expenses	5,035,789	7,450,818
Expenses waived/reimbursed by the Investment Manager and its affiliates	—	(1,339,708)

Total net expenses	5,035,789	6,111,110

Investment income (loss) — net	2,227,314	(4,057,625)

44  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

	Columbia Select	Columbia Select
	Large-Cap Value	Smaller-Cap Value
Year ended Dec. 31, 2010	Fund	Fund
Realized and unrealized gain (loss) — net
Net realized gain (loss) on securities transactions	$6,786,527	$36,759,346
Net change in unrealized appreciation (depreciation) on investments	55,134,267	63,616,464

Net gain (loss) on investments	61,920,794	100,375,810

Net increase (decrease) in net assets resulting from operations	$64,148,108	$96,318,185

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  45

Statements of Changes in Net Assets

Columbia Select Large-Cap Value Fund
Year ended Dec. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$2,227,314	$1,296,898
Net realized gain (loss) on investments	6,786,527	(5,067,749)
Net change in unrealized appreciation (depreciation) on investments	55,134,267	49,011,835

Net increase (decrease) in net assets resulting from operations	64,148,108	45,240,984

Distributions to shareholders from:
Net investment income
Class A	(812,977)	(93,513)
Class I	(466,897)	(32,461)
Class R	(11,034)	—
Class R3	—	(5)
Class R4	(87)	(6)
Class R5	(9,593)	—
Class W	(16)	N/A
Class Z	(17)	N/A
Net realized gain
Class A	(958,823)	(28,761)
Class B	(19,393)	(916)
Class C	(181,125)	(6,099)
Class I	(253,138)	(3,312)
Class R	(40,460)	(1,188)
Class R3	—	(1)
Class R4	(78)	(1)
Class R5	(5,407)	(100)
Class W	(10)	N/A
Class Z	(10)	N/A

Total distributions	(2,759,065)	(166,363)

46  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Large-Cap Value Fund
Year ended Dec. 31,	2010	2009
Capital share transactions
Proceeds from sales
Class A shares	100,127,676	126,075,217
Class B shares	1,112,114	678,008
Class C shares	11,161,214	5,481,625
Class I shares	44,461,123	22,947,699
Class R shares	4,624,122	2,788,934
Class R3 shares	—	5,000
Class R4 shares	28,874	5,000
Class R5 shares	757,599	2,889,460
Class W shares	11,942,563	N/A
Class Z shares	7,480	N/A
Reinvestment of distributions at net asset value
Class A shares	1,596,536	114,176
Class B shares	15,166	779
Class C shares	109,095	3,976
Class I shares	719,971	35,766
Class R shares	12,535	232
Class R4 shares	117	—
Class R5 shares	6,243	100
Conversions from Class B to Class A
Class A shares	1,213,163	2,386,379
Class B shares	(1,213,163)	(2,386,379)
Payments for redemptions
Class A shares	(75,885,283)	(41,221,591)
Class B shares	(1,546,416)	(2,390,549)
Class C shares	(11,318,508)	(11,519,949)
Class I shares	(5,096,247)	(342,294)
Class R shares	(3,054,183)	(2,543,101)
Class R3 shares	(5,000)	—
Class R4 shares	(13,680)	—
Class R5 shares	(50,298)	(13,107,483)
Class W shares	(66,431)	N/A

Increase (decrease) in net assets from capital share transactions	79,646,382	89,901,005

Total increase (decrease) in net assets	141,035,425	134,975,626
Net assets at beginning of year	282,232,560	147,256,934

Net assets at end of year	$423,267,985	$282,232,560

Undistributed net investment income	$2,233,983	$1,294,762

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  47

Statements of Changes in Net Assets

Columbia Select Smaller-Cap Value Fund
Year ended Dec. 31,	2010	2009
Operations
Investment income (loss) — net	$(4,057,625)	$(2,463,560)
Net realized gain (loss) on investments	36,759,346	(11,574,905)
Net change in unrealized appreciation (depreciation) on investments	63,616,464	64,605,903

Net increase (decrease) in net assets resulting from operations	96,318,185	50,567,438

Capital share transactions
Proceeds from sales
Class A shares	24,381,762	11,520,753
Class B shares	998,028	609,733
Class C shares	5,112,124	5,225,564
Class I shares	2,058,671	5,601,641
Class R shares	6,985,236	3,386,757
Class R3 shares	—	2,500
Class R4 shares	446,844	2,500
Class R5 shares	10,089	1,570,581
Class Z shares	131,701	N/A
Fund merger (Note 10)
Class A shares	125,115,360	148,890,856
Class B shares	11,091,043	19,215,577
Class C shares	1,567,882	3,223,958
Class I shares	8,173	5,741
Class R shares	N/A	20,090
Class R3 shares	N/A	2,569
Class R4 shares	2,971,903	36,103
Class R5 shares	N/A	2,590
Conversion from Class B to Class A
Class A shares	9,600,306	1,518,332
Class B shares	(9,600,306)	(1,518,332)
Payments for redemptions
Class A shares	(73,002,651)	(38,463,894)
Class B shares	(7,374,464)	(3,756,664)
Class C shares	(12,720,638)	(10,820,381)
Class I shares	(49,441)	—
Class R shares	(5,260,479)	(3,944,349)
Class R3 shares	(7,408)	—
Class R4 shares	(400,299)	—
Class R5 shares	(21,910)	(7,746,136)

Increase (decrease) in net assets from capital share transactions	82,041,526	134,586,089

Proceeds from regulatory settlement (Note 9)	34,652	28,080

Total increase (decrease) in net assets	178,394,363	185,181,607
Net assets at beginning of year	313,238,840	128,057,233

Net assets at end of year	$491,633,203	$313,238,840

Accumulated net investment loss	$(12,605)	$(6,242)

The accompanying Notes to Financial Statements are an integral part of this statement.

48  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Columbia Select Large-Cap Value Fund

Class A	Year ended Dec. 31,
Per share data	2010	2009		2008	2007		2006
Net asset value, beginning of period	$12.31	$9.77		$15.73	$14.43		$12.79

Income from investment operations:
Net investment income (loss)	.09	.10		.10	.04		.05
Net gains (losses) (both realized and unrealized)	2.39	2.45		(5.96)	1.26		1.60

Total from investment operations	2.48	2.55		(5.86)	1.30		1.65

Less distributions:
Dividends from net investment income	(.04)	(.01)		(.08)	(.00	)(a)	(.01)
Distributions from realized gains	(.05)	(.00	)(a)	(.02)	—		—

Total distributions	(.09)	(.01)		(.10)	(.00	)(a)	(.01)

Net asset value, end of period	$14.70	$12.31		$9.77	$15.73		$14.43

Total return	20.21%	26.07%		(37.20% )	9.03%		12.92%

Ratios to average net assets(b)
Total expenses	1.37%	1.61%		1.61%	1.51%		1.54%

Net investment income (loss)	.66%	.87%		.72%	.29%		.40%

Supplemental data
Net assets, end of period (in millions)	$272	$203		$83	$148		$137

Portfolio turnover rate	12%	24%		28%	18%		30%

See accompanying Notes to Financial Highlights.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  49

Financial Highlights (continued)
Columbia Select Large-Cap Value Fund

Class B	Year ended Dec. 31,
Per share data	2010	2009		2008	2007		2006
Net asset value, beginning of period	$11.62	$9.29		$14.96	$13.82		$12.33

Income from investment operations:
Net investment income (loss)	(.01)	(.01)		(.01)	(.07)		(.05)
Net gains (losses) (both realized and unrealized)	2.25	2.34		(5.63)	1.21		1.54

Total from investment operations	2.24	2.33		(5.64)	1.14		1.49

Less distributions:
Dividends from net investment income	—	—		(.01)	—		—
Distributions from realized gains	(.05)	(.00	)(a)	(.02)	—		—

Total distributions	(.05)	(.00	)(a)	(.03)	—		—

Net asset value, end of period	$13.81	$11.62		$9.29	$14.96		$13.82

Total return	19.30%	25.10%		(37.68% )	8.25%		12.08%

Ratios to average net assets(b)
Total expenses	2.14%	2.54%		2.37%	2.26%		2.29%

Net investment income (loss)	(.10% )	(.08%	)	(.04% )	(.47%	)	(.35%	)

Supplemental data
Net assets, end of period (in millions)	$5	$6		$9	$26		$37

Portfolio turnover rate	12%	24%		28%	18%		30%

Class C	Year ended Dec. 31,
Per share data	2010	2009		2008	2007		2006
Net asset value, beginning of period	$11.63	$9.30		$14.95	$13.82		$12.32

Income from investment operations:
Net investment income (loss)	(.01)	(.01)		(.01)	(.07)		(.05)
Net gains (losses) (both realized and unrealized)	2.26	2.34		(5.61)	1.20		1.55

Total from investment operations	2.25	2.33		(5.62)	1.13		1.50

Less distributions:
Dividends from net investment income	—	—		(.01)	—		—
Distributions from realized gains	(.05)	(.00	)(a)	(.02)	—		—

Total distributions	(.05)	(.00	)(a)	(.03)	—		—

Net asset value, end of period	$13.83	$11.63		$9.30	$14.95		$13.82

Total return	19.37%	25.07%		(37.58% )	8.18%		12.18%

Ratios to average net assets(b)
Total expenses	2.13%	2.51%		2.37%	2.26%		2.29%

Net investment income (loss)	(.09% )	(.05%	)	(.04% )	(.47%	)	(.35%	)

Supplemental data
Net assets, end of period (in millions)	$48	$41		$38	$34		$36

Portfolio turnover rate	12%	24%		28%	18%		30%

See accompanying Notes to Financial Highlights.

50  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Large-Cap Value Fund

Class I	Year ended Dec. 31,
Per share data	2010	2009(c)
Net asset value, beginning of period	$12.60	$11.64

Income from investment operations:
Net investment income (loss)	.15	.08
Net gains (losses) (both realized and unrealized)	2.47	.90

Total from investment operations	2.62	.98

Less distributions:
Dividends from net investment income	(.10)	(.02)
Distributions from realized gains	(.05)	(.00	)(a)

Total distributions	(.15)	(.02)

Net asset value, end of period	$15.07	$12.60

Total return	20.80%	8.41%

Ratios to average net assets(b)
Total expenses	.92%	.89%	(d)

Net investment income (loss)	1.13%	1.66%	(d)

Supplemental data
Net assets, end of period (in millions)	$73	$24

Portfolio turnover rate	12%	24%

Class R*	Year ended Dec. 31,
Per share data	2010	2009		2008	2007		2006
Net asset value, beginning of period	$12.19	$9.70		$15.63	$14.38		$12.76

Income from investment operations:
Net investment income (loss)	.05	.04		.06	.00	(a)	.02
Net gains (losses) (both realized and unrealized)	2.37	2.45		(5.91)	1.25		1.60

Total from investment operations	2.42	2.49		(5.85)	1.25		1.62

Less distributions:
Dividends from net investment income	(.01)	—		(.06)	—		—
Distributions from realized gains	(.05)	(.00	)(a)	(.02)	—		—

Total distributions	(.06)	(.00	)(a)	(.08)	—		—

Net asset value, end of period	$14.55	$12.19		$9.70	$15.63		$14.38

Total return	19.91%	25.69%		(37.41% )	8.69%		12.70%

Ratios to average net assets(b)
Total expenses	1.66%	2.04%		1.87%	1.76%		1.79%

Net investment income (loss)	.38%	.41%		.46%	.03%		.15%

Supplemental data
Net assets, end of period (in millions)	$12	$8		$6	$8		$3

Portfolio turnover rate	12%	24%		28%	18%		30%

See accompanying Notes to Financial Highlights.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  51

Financial Highlights (continued)
Columbia Select Large-Cap Value Fund

Class R4	Year ended Dec. 31,
Per share data	2010	2009(c)
Net asset value, beginning of period	$12.59	$11.64

Income from investment operations:
Net investment income (loss)	.11	.07
Net gains (losses) (both realized and unrealized)	2.47	.89

Total from investment operations	2.58	.96

Less distributions:
Dividends from net investment income	(.06)	(.01)
Distributions from realized gains	(.05)	(.00	)(a)

Total distributions	(.11)	(.01)

Net asset value, end of period	$15.06	$12.59

Total return	20.50%	8.29%

Ratios to average net assets(b)
Total expenses	1.21%	1.21%	(d)

Net investment income (loss)	.83%	1.34%	(d)

Supplemental data
Net assets, end of period (in millions)	$—	$—

Portfolio turnover rate	12%	24%

Class R5	Year ended Dec. 31,
Per share data	2010	2009		2008	2007	2006
Net asset value, beginning of period	$12.62	$9.96		$16.04	$14.64	$12.96

Income from investment operations:
Net investment income (loss)	.15	.11		.18	.13	.13
Net gains (losses) (both realized and unrealized)	2.46	2.55		(6.10)	1.28	1.64

Total from investment operations	2.61	2.66		(5.92)	1.41	1.77

Less distributions:
Dividends from net investment income	(.09)	—		(.14)	(.01)	(.09)
Distributions from realized gains	(.05)	(.00	)(a)	(.02)	—	—

Total distributions	(.14)	(.00	)(a)	(.16)	(.01)	(.09)

Net asset value, end of period	$15.09	$12.62		$9.96	$16.04	$14.64

Total return	20.73%	26.72%		(36.84% )	9.62%	13.66%

Ratios to average net assets(b)
Total expenses	.98%	1.48%		.98%	.95%	.97%

Net investment income (loss)	1.09%	1.10%		1.35%	.85%	.97%

Supplemental data
Net assets, end of period (in millions)	$2	$1		$10	$15	$13

Portfolio turnover rate	12%	24%		28%	18%	30%

See accompanying Notes to Financial Highlights.

52  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Large-Cap Value Fund

	Year ended
Class W	Dec. 31,
Per share data	2010(e)
Net asset value, beginning of period	$13.12

Income from investment operations:
Net investment income (loss)	(.00	)(a)
Net gains (losses) (both realized and unrealized)	1.68

Total from investment operations	1.68

Less distributions:
Dividends from net investment income	(.09)
Distributions from realized gains	(.05)

Total distributions	(.14)

Net asset value, end of period	$14.66

Total return	12.80%

Ratios to average net assets(b)
Total expenses	2.30%	(d)

Net investment income (loss)	(.11%	)(d)

Supplemental data
Net assets, end of period (in millions)	$12

Portfolio turnover rate	12%

Year ended
Class Z	Dec. 31,
Per share data	2010(e)
Net asset value, beginning of period	$13.48

Income from investment operations:
Net investment income (loss)	.03
Net gains (losses) (both realized and unrealized)	1.70

Total from investment operations	1.73

Less distributions:
Dividends from net investment income	(.09)
Distributions from realized gains	(.05)

Total distributions	(.14)

Net asset value, end of period	$15.07

Total return	12.88%

Ratios to average net assets(b)
Total expenses	1.11% (d)

Net investment income (loss)	.87% (d)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	12%

See accompanying Notes to Financial Highlights.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  53

Financial Highlights (continued)
Columbia Select Large-Cap Value Fund

Notes to Financial Highlights

*	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a)	Rounds to less than $0.01 per share.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	For the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.
(d)	Annualized.
(e)	For the period from Sept. 27, 2010 (when shares became available) to Dec. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

54  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Financial Highlights (continued)

Columbia Select Smaller-Cap Value Fund

Class A	Year ended Dec. 31,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$12.59		$9.23		$15.92	$17.67	$15.82

Income from investment operations:
Net investment income (loss)	(.11)		(.12)		(.17)	(.21)	(.22)
Net gains (losses) (both realized and unrealized)	3.49		3.48		(6.33)	1.43	3.51

Total from investment operations	3.38		3.36		(6.50)	1.22	3.29

Less distributions:
Distributions from realized gains	—		—		(.19)	(2.97)	(1.44)

Proceeds from regulatory settlement	.00	(a)	.00	(a)	—	—	—

Net asset value, end of period	$15.97		$12.59		$9.23	$15.92	$17.67

Total return	26.85%	(b)	36.40%	(c)	(41.19% )	6.26%	21.38%

Ratios to average net assets(d)
Gross expenses prior to expense waiver/reimbursement	1.66%		2.00%		1.89%	1.71%	1.74%

Net expenses after expense waiver/reimbursement(e)	1.33%		1.69%		1.89%	1.71%	1.74%

Net investment income (loss)	(.84%	)	(1.12%	)	(1.30% )	(1.17% )	(1.27% )

Supplemental data
Net assets, end of period (in millions)	$381		$221		$66	$155	$168

Portfolio turnover rate	5%		7%		16%	27%	35%

See accompanying Notes to Financial Highlights.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  55

Financial Highlights (continued)
Columbia Select Smaller-Cap Value Fund

Class B	Year ended Dec. 31,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$11.15		$8.23		$14.34	$16.30	$14.79

Income from investment operations:
Net investment income (loss)	(.19)		(.18)		(.24)	(.32)	(.32)
Net gains (losses) (both realized and unrealized)	3.08		3.10		(5.68)	1.33	3.27

Total from investment operations	2.89		2.92		(5.92)	1.01	2.95

Less distributions:
Distributions from realized gains	—		—		(.19)	(2.97)	(1.44)

Proceeds from regulatory settlement	.00	(a)	.00	(a)	—	—	—

Net asset value, end of period	$14.04		$11.15		$8.23	$14.34	$16.30

Total return	25.92%	(b)	35.48%	(c)	(41.68% )	5.47%	20.56%

Ratios to average net assets(d)
Gross expenses prior to expense waiver/reimbursement	2.43%		2.77%		2.64%	2.46%	2.48%

Net expenses after expense waiver/reimbursement(e)	2.10%		2.46%		2.64%	2.46%	2.48%

Net investment income (loss)	(1.62%	)	(1.88%	)	(2.05% )	(1.92% )	(2.02% )

Supplemental data
Net assets, end of period (in millions)	$27		$26		$8	$27	$41

Portfolio turnover rate	5%		7%		16%	27%	35%

See accompanying Notes to Financial Highlights.

56  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

Class C	Year ended Dec. 31,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$11.17		$8.24		$14.34	$16.30	$14.80

Income from investment operations:
Net investment income (loss)	(.19)		(.19)		(.23)	(.32)	(.32)
Net gains (losses) (both realized and unrealized)	3.08		3.12		(5.68)	1.33	3.26

Total from investment operations	2.89		2.93		(5.91)	1.01	2.94

Less distributions:
Distributions from realized gains	—		—		(.19)	(2.97)	(1.44)

Proceeds from regulatory settlement	.00	(a)	.00	(a)	—	—	—

Net asset value, end of period	$14.06		$11.17		$8.24	$14.34	$16.30

Total return	25.87%	(b)	35.56%	(c)	(41.61% )	5.47%	20.48%

Ratios to average net assets(d)
Gross expenses prior to expense waiver/reimbursement	2.42%		2.90%		2.63%	2.46%	2.48%

Net expenses after expense waiver/reimbursement(e)	2.09%		2.67%		2.63%	2.46%	2.48%

Net investment income (loss)	(1.60%	)	(2.10%	)	(2.05% )	(1.92% )	(2.02% )

Supplemental data
Net assets, end of period (in millions)	$52		$47		$37	$32	$36

Portfolio turnover rate	5%		7%		16%	27%	35%

See accompanying Notes to Financial Highlights.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  57

Financial Highlights (continued)
Columbia Select Smaller-Cap Value Fund

Class I	Year ended Dec. 31,
Per share data	2010		2009(f)
Net asset value, beginning of period	$13.35		$11.86

Income from investment operations:
Net investment income (loss)	(.05)		(.01)
Net gains (losses) (both realized and unrealized)	3.72		1.50

Total from investment operations	3.67		1.49

Proceeds from regulatory settlement	.00	(a)	—

Net asset value, end of period	$17.02		$13.35

Total return	27.49%	(b)	12.56%

Ratios to average net assets(d)
Gross expenses prior to expense waiver/reimbursement	1.09%		1.14%	(g)

Net expenses after expense waiver/reimbursement(e)	.88%		.88%	(g)

Net investment income (loss)	(.38%	)	(.23%	)(g)

Supplemental data
Net assets, end of period (in millions)	$10		$6

Portfolio turnover rate	5%		7%

See accompanying Notes to Financial Highlights.

58  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

Class R*	Year ended Dec. 31,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$12.35		$9.08		$15.70	$17.53	$15.72

Income from investment operations:
Net investment income (loss)	(.16)		(.16)		(.19)	(.25)	(.26)
Net gains (losses) (both realized and unrealized)	3.43		3.43		(6.24)	1.39	3.51

Total from investment operations	3.27		3.27		(6.43)	1.14	3.25

Less distributions:
Distributions from realized gains	—		—		(.19)	(2.97)	(1.44)

Proceeds from regulatory settlement	.00	(a)	.00	(a)	—	—	—

Net asset value, end of period	$15.62		$12.35		$9.08	$15.70	$17.53

Total return	26.48%	(b)	36.01%	(c)	(41.32% )	5.83%	21.27%

Ratios to average net assets(d)
Gross expenses prior to expense waiver/reimbursement	1.87%		2.31%		2.14%	1.96%	1.99%

Net expenses after expense waiver/reimbursement(e)	1.66%		2.19%		2.14%	1.96%	1.99%

Net investment income (loss)	(1.16%	)	(1.62%	)	(1.55% )	(1.42% )	(1.52% )

Supplemental data
Net assets, end of period (in millions)	$16		$11		$9	$11	$4

Portfolio turnover rate	5%		7%		16%	27%	35%

See accompanying Notes to Financial Highlights.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  59

Financial Highlights (continued)
Columbia Select Smaller-Cap Value Fund

Class R4	Year ended Dec. 31,
Per share data	2010		2009(f)
Net asset value, beginning of period	$13.34		$11.86

Income from investment operations:
Net investment income (loss)	(.10)		(.03)
Net gains (losses) (both realized and unrealized)	3.70		1.51

Total from investment operations	3.60		1.48

Proceeds from regulatory settlement	.00	(a)	—

Net asset value, end of period	$16.94		$13.34

Total return	26.99%	(b)	12.48%

Ratios to average net assets(d)
Gross expenses prior to expense waiver/reimbursement	1.39%		1.43%	(g)

Net expenses after expense waiver/reimbursement(e)	1.18%		1.18%	(g)

Net investment income (loss)	(.69%	)	(.58%	)(g)

Supplemental data
Net assets, end of period (in millions)	$4		$—

Portfolio turnover rate	5%		7%

See accompanying Notes to Financial Highlights.

60  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Columbia Select Smaller-Cap Value Fund

Class R5	Year ended Dec. 31,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$13.35		$9.72		$16.65	$18.26	$16.21

Income from investment operations:
Net investment income (loss)	(.06)		(.09)		(.08)	(.12)	(.12)
Net gains (losses) (both realized and unrealized)	3.72		3.72		(6.66)	1.48	3.61

Total from investment operations	3.66		3.63		(6.74)	1.36	3.49

Less distributions:
Distributions from realized gains	—		—		(.19)	(2.97)	(1.44)

Proceeds from regulatory settlement	.00	(a)	.00	(a)	—	—	—

Net asset value, end of period	$17.01		$13.35		$9.72	$16.65	$18.26

Total return	27.42%	(b)	37.35%	(c)	(40.82% )	6.85%	22.11%

Ratios to average net assets(d)
Gross expenses prior to expense waiver/reimbursement	1.14%		1.51%		1.19%	1.15%	1.18%

Net expenses after expense waiver/reimbursement(e)	.93%		1.46%		1.19%	1.15%	1.18%

Net investment income (loss)	(.44%	)	(.88%	)	(.61% )	(.61% )	(.71% )

Supplemental data
Net assets, end of period (in millions)	$2		$2		$7	$11	$10

Portfolio turnover rate	5%		7%		16%	27%	35%

See accompanying Notes to Financial Highlights.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  61

Financial Highlights (continued)
Columbia Select Smaller-Cap Value Fund

	Year ended
Class Z	Dec. 31,
Per share data	2010(h)
Net asset value, beginning of period	$14.61

Income from investment operations:
Net investment income (loss)	(.01)
Net gains (losses) (both realized and unrealized)	2.41

Total from investment operations	2.40

Net asset value, end of period	$17.01

Total return	16.43%

Ratios to average net assets(d)
Gross expenses prior to expense waiver/reimbursement	1.55%	(g)

Net expenses after expense waiver/reimbursement(e)	1.02%	(g)

Net investment income (loss)	(.34%	)(g)

Supplemental data
Net assets, end of period (in millions)	$—

Portfolio turnover rate	5%

Notes to Financial Highlights

*	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a)	Rounds to less than $0.01 per share.
(b)	During the year ended Dec. 31, 2010, the Fund received its portion of proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(c)	During the year ended Dec. 31, 2009, the Fund received its portion of proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f)	For the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.
(g)	Annualized.
(h)	For the period from Sept. 27, 2010 (when shares became available) to Dec. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

62  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

Seligman Value Fund Series, Inc. (the Corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Information presented in these financial statements pertains to Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund) (Large-Cap Value Fund) and Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund) (Smaller-Cap Value Fund), series of the Corporation (each a Fund and collectively, the Funds). Each Fund operates as a diversified fund and has one billion authorized shares of capital stock.

Each Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. Large-Cap Value Fund also offers Class W shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Funds no longer accept investments by new or existing investors in the Funds’ Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

At Aug. 27, 2010, all Class R3 shares were liquidated. On this date Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of the shares.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  63

Notes to Financial Statements (continued)

Class R4 and Class R5 shares are not subject to sales charges, however, these classes were closed to new investors effective Dec. 31, 2010.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares became effective Sept. 27, 2010.

Class Z shares are not subject to sales charges and are available only to certain investors, as described in the Funds’ prospectus. Class Z shares became effective Sept. 27, 2010.

At Dec. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares of Large-Cap Value Fund and Smaller-Cap Value Fund.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Corporation’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily

64  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Repurchase agreements
Each Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  65

Notes to Financial Statements (continued)

claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
Each Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Dividends to shareholders
Dividends from net investment income, declared and paid at the end of the calendar year, when available, are reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The annual percentage range for each Fund is as follows:

Fund	Percentage range
Large-Cap Value Fund	0.755% to 0.565%
Smaller-Cap Value Fund	0.935% to 0.745%

The management fee for the year ended Dec. 31, 2010 was the following percentage of each Fund’s average daily net assets:

Fund	Percentage
Large-Cap Value Fund	0.755%
Smaller-Cap Value Fund	0.935%

66  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Effective March 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.710% to 0.540% for Large-Cap Value Fund and from 0.790% to 0.700% for Smaller-Cap Value Fund as the Fund’s net assets increase. The reduction in the investment management services fee rate schedule was approved by the Funds’ Board in September 2010 in connection with various initiatives to achieve consistent investment management service and fee structures across all funds in the Fund Family.

Administrative services fees
Under an Administrative Services Agreement, each Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of each Fund’s average daily net assets that declines as each Fund’s net assets increase. The annual percentage range for each Fund is as follows:

Fund	Percentage range
Large-Cap Value Fund	0.06% to 0.03%
Smaller-Cap Value Fund	0.08% to 0.05%

The fee for the year ended Dec. 31, 2010 was the following percentage of each Fund’s average daily net assets:

Fund	Percentage
Large-Cap Value Fund	0.06%
Smaller-Cap Value Fund	0.08%

Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of each Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Funds and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $389 for Large-Cap Value Fund. For Smaller-Cap Value Fund, no expenses were incurred for these particular items.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Funds as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  67

Notes to Financial Statements (continued)

dollar amounts had been invested in shares of the Funds or certain other funds managed by the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Funds.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on each Fund’s average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Funds for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Funds for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Funds subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of each Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (IRA) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

68  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

For the year ended Dec. 31, 2010, the Funds’ effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Class A	Class B	Class C	Class R	Class R4	Class R5	Class W		Class Z
Large-Cap Value Fund	0.21%	0.23%	0.22%	0.08%	0.05%	0.05%	0.03	%*	0.13	%*
Smaller-Cap Value Fund	0.33%	0.35%	0.34%	0.12%	0.05%	0.05%	N/A		0.14	%*

*	Annualized

Class I shares do not pay transfer agent fees.

Each Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Dec. 31, 2010, the total potential future obligation over the life of the Guaranty was $191,429 and $167,657 for Large-Cap Value Fund and Smaller-Cap Value Fund, respectively. The liability remaining at Dec. 31, 2010 for non-recurring charges associated with the lease amounted to $129,400 and $113,311 for Large-Cap Value Fund and Smaller-Cap Value Fund, respectively, and is included within other accrued expenses in the Statements of Assets and Liabilities.

Plan administration services fees
Under a Plan Administration Services Agreement with the Transfer Agent, each Fund pays an annual fee at a rate of 0.25% of each Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Funds also paid an annual fee at a rate of 0.25% of each Fund’s average daily net assets attributable to Class R shares for such services.

Distribution fees
Each Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund paid a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of each Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of each Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. Additionally, Large-Cap Value Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  69

Notes to Financial Statements (continued)

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:

Fund	Class B	Class C
Large-Cap Value Fund	$94,000	$2,991,000
Smaller-Cap Value Fund	684,000	2,768,000

These amounts are based on the most recent information available as of Oct. 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing the Funds’ shares for the year ended Dec. 31, 2010 were as follows:

Fund	Class A	Class B	Class C
Large-Cap Value Fund	$108,019	$10,701	$1,895
Smaller-Cap Value Fund	159,586	22,115	1,845

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses for Smaller-Cap Value Fund, such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A	1.33%
Class B	2.10
Class C	2.09
Class I	0.88
Class R	1.66
Class R4	1.18
Class R5	0.93
Class Z	1.02

The waived/reimbursed fees and expenses for the transfer agency fees at the class level for Smaller-Cap Value Fund were as follows:

Class A	$392,668
Class B	38,335
Class C	61,107

The management fees waived/reimbursed at the Fund level for Smaller-Cap Value Fund were $847,598.

Under an agreement which is effective until March 31, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and

70  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

reimburse certain expenses for Smaller-Cap Value Fund, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	1.33%
Class B	2.10
Class C	2.09
Class I	0.88
Class R	1.68
Class R4	1.18
Class R5	0.93
Class Z	1.08

Effective April 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses on Smaller-Cap Value Fund until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.00
Class R	1.70
Class R4	1.30
Class R5	1.05
Class Z	1.20

Effective March 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses on Large-Cap Value Fund until Feb. 29, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.87
Class R	1.51
Class R4	1.17
Class R5	0.92
Class W	1.26
Class Z	1.01

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  71

Notes to Financial Statements (continued)

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4.	SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2010, cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund were as follows:

Fund	Purchases		Proceeds
Large-Cap Value Fund	$121,527,505		$43,084,049
Smaller-Cap Value Fund	138,090,768	*	91,884,526

*	Includes $116,734,199 from RiverSource Partners Small Cap Equity Fund that was acquired in the fund merger as described in Note 10. This purchase amount is excluded for purposes of calculating the Fund’s portfolio turnover rate.

Realized gains and losses are determined on an identified cost basis.

5.	CAPITAL SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated were as follows:

	Large-Cap Value Fund		Smaller-Cap Value Fund
Year ended Dec. 31,	2010	2009(a)	2010	2009(a)
Class A
Sold	7,596,457	11,524,294	1,704,569	1,110,302
Fund merger	N/A	N/A	9,168,598	12,707,984
Converted from Class B(b)	93,314	249,178	726,520	152,911
Reinvested distributions	110,030	9,230	—	—
Redeemed	(5,789,043)	(3,815,370)	(5,323,878)	(3,603,696)

Net increase (decrease)	2,010,758	7,967,332	6,275,809	10,367,501

Class B
Sold	89,008	69,841	83,897	65,161
Fund merger	N/A	N/A	919,234	1,847,310
Reinvested distributions	1,112	67	—	—
Converted to Class A(b)	(99,134)	(261,578)	(823,689)	(171,802)
Redeemed	(125,911)	(243,893)	(620,166)	(394,875)

Net increase (decrease)	(134,925)	(435,563)	(440,724)	1,345,794

72  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

	Large-Cap Value Fund		Smaller-Cap Value Fund
Year ended Dec. 31,	2010	2009(a)	2010	2009(a)
Class C
Sold	894,998	553,859	422,161	594,260
Fund merger	N/A	N/A	129,796	309,597
Reinvested distributions	7,992	340	—	—
Redeemed	(910,139)	(1,193,070)	(1,049,308)	(1,242,602)

Net increase (decrease)	(7,149)	(638,871)	(497,351)	(338,745)

Class I
Sold	3,265,826	1,918,543	126,829	471,357
Fund merger	N/A	N/A	564	463
Reinvested distributions	48,418	2,825	—	—
Redeemed	(367,179)	(27,204)	(2,986)	—

Net increase (decrease)	2,947,065	1,894,164	124,407	471,820

Class R(c)
Sold	355,643	269,139	536,054	354,494
Fund merger	N/A	N/A	N/A	1,746
Reinvested distributions	872	19	—	—
Redeemed	(239,698)	(256,920)	(401,284)	(424,437)

Net increase (decrease)	116,817	12,238	134,770	(68,197)

Class R3
Sold	—	443	—	227
Fund merger	N/A	N/A	N/A	223
Redeemed	(443)	—	(450)	—

Net increase (decrease)	(443)	443	(450)	450

Class R4
Sold	2,027	430	30,001	211
Fund merger	N/A	N/A	205,574	2,911
Reinvested distributions	8	—	—	—
Redeemed	(951)	—	(26,163)	—

Net increase (decrease)	1,084	430	209,412	3,122

Class R5
Sold	52,890	348,757	690	175,086
Fund merger	N/A	N/A	N/A	209
Reinvested distributions	419	8	—	—
Redeemed	(3,774)	(1,341,072)	(1,482)	(801,588)

Net increase (decrease)	49,535	(992,307)	(792)	(626,293)

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  73

Notes to Financial Statements (continued)

	Large-Cap Value Fund		Smaller-Cap Value Fund
Year ended Dec. 31,	2010	2009(a)	2010	2009(a)
Class W(d)
Sold	811,518	N/A	N/A	N/A
Redeemed	(4,524)	N/A	N/A	N/A

Net increase (decrease)	806,994	N/A	N/A	N/A

Class Z(d)
Sold	516	N/A	7,823	N/A

Net increase (decrease)	516	N/A	7,823	N/A

(a)	Class I, Class R3 and Class R4 shares are for the period from Aug. 3, 2009 (when shares became available) to Dec. 31, 2009.
(b)	Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c)	Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(d)	For the period from Sept. 27, 2010 (when shares became available) to Dec. 31, 2010.

6.	LENDING OF PORTFOLIO SECURITIES

Each Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of each Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of each Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statements of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities on loan were as follows:

	Securities	Cash
Fund	value	collateral value
Large-Cap Value Fund	$24,843,269	$25,344,582
Smaller-Cap Value Fund	88,209,214	90,636,243

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify each Fund from losses

74  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Funds in connection with the securities lending program. Loans are subject to termination by each Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, each Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending is included in the Statements of Operations. For the year ended Dec. 31, 2010 these amounts were as follows:

Fund	Amount
Large-Cap Value Fund	$33,138
Smaller-Cap Value Fund	92,983

Each Fund also continues to earn interest and dividends on the securities loaned.

7.	AFFILIATED MONEY MARKET FUND

Each Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of each Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated for each Fund for the year ended Dec. 31, 2010 were as follows:

Fund	Purchases	Proceeds
Large-Cap Value Fund	$89,188,015	$88,452,603
Smaller-Cap Value Fund	38,026,837	37,316,495

The income distributions received with respect to each Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statements of Operations and each Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

8.	BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  75

Notes to Financial Statements (continued)

Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between each Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between each Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Funds had no borrowings during the year ended Dec. 31, 2010.

9.	PROCEEDS FROM REGULATORY SETTLEMENTS

During the year ended Dec. 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, Smaller-Cap Value Fund received $34,652, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

During the year ended Dec. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, Smaller-Cap Value Fund received $28,080, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

76  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

10.	FUND MERGER

At the close of business on March 26, 2010, Smaller-Cap Value Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Small Cap Equity Fund (Partners Small Cap Equity Fund). The merger was completed after shareholders of the acquired fund approved the plan on March 10, 2010.

The aggregate net assets of Smaller-Cap Value Fund immediately before the acquisition were $326,732,292 and the combined net assets immediately after the acquisition were $467,486,653.

The acquisition was accomplished by a tax-free exchange of 30,331,428 shares of Partners Small Cap Equity Fund valued at $140,754,361.

In exchange for Partners Small Cap Equity Fund shares, Smaller-Cap Value Fund issued the following number of shares:

Shares
Class A	9,168,598
Class B	919,234
Class C	129,796
Class I	564
Class R4	205,574

For financial reporting purposes, net assets received and shares issued by Smaller-Cap Value Fund were recorded at fair value; however, Partners Small Cap Equity Fund’s cost of investments was carried forward to align ongoing reporting of Smaller-Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of Partners Small Cap Equity Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$140,754,361
Capital stock	169,358,389
Excess of distributions over net investment income	(2,590)
Accumulated net realized loss	(52,755,610)
Unrealized appreciation	24,154,172

The financial statements reflect the operations of Smaller-Cap Value Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Partners Small Cap Equity Fund that have been included in the combined Fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  77

Notes to Financial Statements (continued)

been completed on Jan. 1, 2010, Smaller-Cap Value Fund’s pro-forma net investment loss, net gain on investments, and net increase in net assets from operations for the year ended Dec. 31, 2010 would have been $4.4 million, $38.2 million and $121.6 million, respectively.

At the close of business on Sept. 11, 2009, Smaller-Cap Value Fund acquired the assets and assumed the identified liabilities of RiverSource Small Cap Advantage Fund (Small Cap Advantage Fund). The merger was completed after shareholders of the acquired fund approved the plan on June 2, 2009.

The aggregate net assets of Smaller-Cap Value Fund immediately before the acquisition were $137,659,486 and the combined net assets immediately after the acquisition were $309,056,970.

The acquisition was accomplished by a tax-free exchange of 47,329,029 shares of Small Cap Advantage Fund valued at $171,397,484.

In exchange for Small Cap Advantage Fund shares, Smaller-Cap Value Fund issued the following number of shares:

Shares
Class A	12,707,984
Class B	1,847,310
Class C	309,597
Class I	463
Class R	1,746
Class R3	223
Class R4	2,911
Class R5	209

For financial reporting purposes, net assets received and shares issued by Smaller-Cap Value Fund were recorded at fair value; however, Small Cap Advantage Fund’s cost of investments was carried forward to align ongoing reporting of Smaller-Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of Small Cap Advantage Fund’s net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$171,397,484
Capital stock	257,591,206
Excess of distributions over net investment income	(2,694)
Accumulated net realized loss	(142,209,802)
Unrealized appreciation	56,018,774

The financial statements reflect the operations of Smaller-Cap Value Fund for the period prior to the acquisition and the combined fund for the period subsequent

78  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Small Cap Advantage Fund that have been included in the combined Fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on Jan. 1, 2009, Smaller-Cap Value Fund’s pro-forma net investment loss, net loss on investments, and net increase in net assets from operations for the year ended Dec. 31, 2009 would have been $2.9 million, $5.2 million, and $90.5 million, respectively.

11.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund.

In the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income/accumulated net investment loss and accumulated net realized gain (loss) have been increased (decreased), resulting in net reclassification adjustments to additional paid-in capital by the following:

	Undistributed
	net investment	Accumulated	Additional
	income/accumulated	net realized	paid-in-capital
Fund	net investment loss	gain (loss)	reduction (increase)
Large-Cap Value Fund	$12,528	$—	$12,528
Smaller-Cap Value Fund	(4,053,852)	—	4,053,852

The tax character of distributions paid for the years indicated was as follows:

	2010		2009
Year ended Dec. 31,	Ordinary	Long-term	Ordinary	Long-term
Fund	income	capital gain	income	capital gain
Large-Cap Value Fund	$1,300,621	$1,458,444	$125,985	$40,378
Smaller-Cap Value Fund	—	—	—	—

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  79

Notes to Financial Statements (continued)

At Dec. 31, 2010, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized
	ordinary	accumulated	realized	appreciation
Fund	income	long-term gain	loss	(depreciation)
Large-Cap Value Fund	$2,839,189	$3,435,100	$—	$71,113,049
Smaller-Cap Value Fund	2	9,553,675	(178,764,371)	177,615,318

For federal income tax purposes, capital loss carry-overs at Dec. 31, 2010, were as follows:

Large-Cap Value Fund	$—
Smaller-Cap Value Fund	178,764,371

At Dec. 31, 2010, if the capital loss carry-overs are not offset by capital gains, they will expire as follows:

Fund	2015	2016	2017
Large-Cap Value Fund	N/A	N/A	N/A
Smaller-Cap Value Fund	$16,240,577	$119,073,494	$43,450,300

For the year ended Dec. 31, 2010, the capital loss carry-over was utilized and expired as follows:

Fund	Utilized	Expired
Large-Cap Value Fund	N/A	N/A
Smaller-Cap Value Fund	$26,441,221	$—

Smaller-Cap Value Fund acquired $51,862,379 of capital loss carry-overs in connection with the Partners Small Cap Equity Fund merger (Note 10). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized gains is limited by the Internal Revenue Code.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire. There is no assurance that each Fund will be able to utilize all of its capital loss carry-over before it expires.

12.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of each Fund’s financial statements. There were no

80  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund’s financial statements.

13.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  81

Notes to Financial Statements (continued)

the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

82  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Columbia Select Large-Cap Value Fund and Columbia Select Smaller-Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund) and Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund) (the Funds) (the two portfolios constituting the Seligman Value Fund Series, Inc.) as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  83

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Seligman Value Fund Series, Inc. at December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

84  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Columbia Select Large-Cap Value Fund
Fiscal year ended Dec. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	100.00%
Dividends Received Deduction for corporations	100.00%
U.S. Government Obligations	0.00%

Capital gain distribution – the Fund designates $1,458,444 to be taxed as a long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Columbia Select Smaller-Cap Value Fund
Fiscal year ended Dec. 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  85

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

86  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  87

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

88  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  89

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

90  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  91

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (Columbia Management) serves as investment manager, the Board of Directors (the Board) of Columbia Select Large-Cap Value Fund and Columbia Select Smaller-Cap Value Fund (each, a Fund, and collectively, the Funds) approved, subject to approval by shareholders, a new investment management services agreement between each Fund and Columbia Management (the IMS Agreement). The IMS Agreement was approved by each Fund’s shareholders at a meeting held on Feb. 15, 2011. A discussion regarding the basis for the approval by the Board of the IMS Agreement is set forth under “Proposal 2 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by Seligman Value Fund Series, Inc., on behalf of the Funds, on Dec. 28, 2010, and is incorporated herein by reference.

Results of Meeting of Shareholders

Columbia Select Large-Cap Value Fund and
Columbia Select Smaller-Cap Value Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposals voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below. A vote is based on total number of shares outstanding in the Fund.

92  COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT

Proposal 1:  To elect directors to the Board.*

		Shares Voted	Shares Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01	Kathleen Blatz	34,241,752.315	1,474,140.930	0.000	0.000
02	Edward J. Boudreau, Jr.	34,214,978.049	1,500,915.196	0.000	0.000
03	Pamela G. Carlton	34,240,927.227	1,474,966.018	0.000	0.000
04	William P. Carmichael	34,212,463.123	1,503,430.122	0.000	0.000
05	Patricia M. Flynn	34,265,937.600	1,449,955.645	0.000	0.000
06	William A. Hawkins	34,217,439.335	1,498,453.910	0.000	0.000
07	R. Glenn Hilliard	34,144,741.579	1,571,151.666	0.000	0.000
08	Stephen R. Lewis, Jr.	34,214,611.068	1,501,282.177	0.000	0.000
09	John F. Maher	34,241,094.894	1,474,798.351	0.000	0.000
10	John J. Nagorniak	34,210,317.531	1,505,575.714	0.000	0.000
11	Catherine James Paglia	34,265,763.161	1,450,130.084	0.000	0.000
12	Leroy C. Richie	34,237,656.734	1,478,236.511	0.000	0.000
13	Anthony M. Santomero	34,224,670.790	1,491,222.455	0.000	0.000
14	Minor M. Shaw	34,227,537.791	1,488,355.454	0.000	0.000
15	Alison Taunton-Rigby	34,244,581.331	1,471,311.914	0.000	0.000
16	William F. Truscott	34,222,119.396	1,493,773.849	0.000	0.000

*	All shares of Columbia Select-Large Cap Value Fund and Columbia Select Smaller-Cap Value Fund are voted together as a single class for the election of directors.

Proposal 2:  To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

	Shares Voted	Shares Voted		Brokers
	“For”	“Against”	Abstentions	Non-Votes
Columbia Select Large-Cap Value Fund	12,930,131.512	319,385.690	373,663.216	3,160,096.000
Columbia Select Smaller-Cap Value Fund	16,753,581.142	847,603.398	654,527.919	2,002,578.000

Proposal 3:  To approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Fund’s Board, but without obtaining shareholder approval.*

	Shares Voted	Shares Voted		Brokers
	“For”	“Against”	Abstentions	Non-Votes
Columbia Select Smaller-Cap Value Fund	15,553,629.692	1,959,777.059	742,297.708	2,002,586.000

*	Proposal 3 was adjourned for Columbia Select Large-Cap Value Fund to a meeting scheduled on Feb. 28, 2011 to provide additional time for further solicitation of this proposal.

COLUMBIA SELECT VALUE FUNDS — 2010 ANNUAL REPORT  93

Columbia Select Value Funds
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Funds’ current prospectus. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9911 C (3/11)

Item 2. Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.
Item 4.	Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Value Fund Series, Inc. were as follows:

2010: $40,254	2009: $39,530
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Seligman Value Fund Series, Inc. were as follows:

2010: $10,161	2009: $3,749
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000	2009: $0

(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Seligman Value Fund Series, Inc. were as follows:

2010: $9,432	2009: $6,360
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2010: $95,840	2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Seligman Value Fund Series, Inc. were as follows:

2010: $0	2009: $0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2010: $0	2009: $0
(e)	(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $2,985,394	2009: $808,795
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.
Item 5.	Audit Committee of Listed Registrants. Not applicable.
Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Seligman Value Fund Series, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date February 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date February 23, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date February 23, 2011